[photo of sattelite dishes]

Annual Report August 31, 1999


Oppenheimer
Europe Fund










[logo] OppenheimerFunds(R)
       The Right Way to Invest

REPORT HIGHLIGHTS

The Fund provided investors with attractive returns for the period, despite a challenging environment for European markets.

Performance benefited the most from our investments in technology and consumer-oriented companies, while our relatively small position in energy stocks caused us to miss that sector's rally.

With European economic and demographic fundamentals improving, we see attractive investment opportunities in the countries of the European Monetary Union as well as Great Britain.

     Contents

 3   President's Letter

 5   An Interview
     with Your Fund's
     Managers

 9   Fund Performance

14   Financial
     Statements

31   Independent
     Auditors' Report

32   Federal
     Income Tax
     Information

33   Officers and Trustees

34   OppenheimerFunds
     Family

36   Information and
     Services


-----------------------------
Cumulative
Total Returns
For the Period of
3/1/99 to 8/31/99*

Class A
Without     With
Sales Chg.  Sales Chg.
----------------------
7.80%       1.60%

Class B
Without     With
Sales Chg.  Sales Chg.
----------------------
7.30%       2.30%

Class C
Without     With
Sales Chg.  Sales Chg.
----------------------
7.60%        6.60%

Class Y
Without     With
Sales Chg.  Sales Chg.
----------------------
7.80%       7.80%

-----------------------------


---------------------
  Not FDIC Insured.
  No Bank Guarantee.
  May Lose Value.
---------------------
* See page 12 for further details.


2 OPPENHEIMER EUROPE FUND

PRESIDENT'S LETTER


[photo]
Bridget A. Macaskill
President
Oppenheimer
Europe Fund



Dear shareholder,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.
     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.
     At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.


3 OPPENHEIMER EUROPE FUND

PRESIDENT'S LETTER


One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,
/s/ Bridget A. Macaskill
Bridget A. Macaskill
September 22, 1999



4 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


[photo]
Portfolio Management
Team (l to r)
Shanquan Li
Bill Wilby


Q How has Oppenheimer Europe Fund performed since its inception?

A. Oppenheimer Europe Fund performed reasonably well over the brief period that began with its inception on March 1, 1999, and ended with the close of its first fiscal year on August 31, 1999. It's important to note that this was a challenging period for European markets. We believe our proprietary model combined with in-depth fundamental research helped to identify those European companies that generate strong revenue streams and healthy profit margins.

What made this such a challenging period for European markets?

On January 1, 1999, 11 European countries joined together to form the European Monetary Union (EMU), tying their economies to a single interest rate and a common currency. The formation of the EMU created the largest single market outside of the United States. We believe the EMU could prove to be a positive long-term development for the region's markets. However, weakness in the euro, the EMU's new currency, caused European markets to lag behind the rest of the developed world for much of the reporting period. For example, during the second quarter of 1999, although the Morgan Stanley Capital International All Country (MSCI AC) Europe Index(1) was up approximately 5% in local currency terms, all these gains were negated by the euro's declining value relative to the U.S. dollar. In fact, the Europe Index lost 0.3% in U.S. dollar terms by the end of the second quarter.



1. The MSCI AC Europe Index is an unmanaged index of European stocks representing 21 developed and emerging European countries. This index cannot be purchased directly by investors.


5 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


How did you manage the Fund in light of these events?

We believe our proprietary stock selection model offers us an advantage in selecting companies that, relative to the European equity market, are favorably positioned. The model incorporates forward-looking analyses of a company's growth potential, and factors in the degree and rate of improvements in analysts' earning projections. We combine this information with fundamental research to help identify the European companies that we believe offer the best prospects for sustained growth.
     Our strategy enabled us to identify attractive investment opportunities in stocks of a diversified group of companies that offered high rates of growth and were experiencing upward revisions in earnings expectations. These companies were located in 17 countries, with the majority based in the UK, France, Germany and Italy. The Fund's performance benefited most strongly from our investments in technology companies, such as GFI Informatique, a French computer consulting and software organization; and consumer-oriented companies, such as EM.TV & Merchandising AG, a fast-growing German media conglomerate. The Fund also benefited from substantial positions in financial institutions and communications services companies.


[callout]
"The formation of the EMU [European Monetary Union] created the largest single market outside of the United States."


6 OPPENHEIMER EUROPE FUND

On the other hand, performance suffered because we held few positions in the energy sector. When the reporting period began, earnings of most companies in this sector had been hurt by years of declining oil prices, and by the Asian economic crisis of mid-1998, which reduced global demand for energy. Then, in March 1999, oil prices spiked upward in response to growing global industrial activity and production limits instituted by the Organization of Petroleum Exporting Countries. Due to the small size of our energy holdings, the Fund enjoyed only limited participation in the ensuing rally in energy-related stocks. During the last two months of the period, we began increasing our exposure to the oil sector, because earnings appeared to have bottomed and estimates were beginning to increase.

What is your outlook for the coming months?

We remain optimistic about Europe. Expanding economic links and shrinking trade barriers among European nations are facilitating corporate growth in the region. At the same time, the European central bank has demonstrated its independence from national politics, thereby improving investor confidence and creating a more favorable market environment. Several European companies have established themselves as global leaders in important areas of technology. Others have undergone U.S.-style corporate restructurings to sharpen their competitive edge. In addition, the work force is very well educated, and the region's relatively wealthy, aging population has created growing demand in the healthcare and financial sectors.
     We also see opportunities in Great Britain, although it is not currently part of the EMU. We believe Britain's prolonged expansion is likely to continue at a rate that will meet or exceed analysts' expectations.



-----------------------------
Cumulative
Total Returns
For the Period of 3/1/99
to 9/30/99(2)



                Since
                Inception
-------------------------
Class A         -1.41%
-------------------------
Class B         -0.90
-------------------------
Class C          3.40
-------------------------
Class Y          4.70
-------------------------


2. See page 12 for further details.



7 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Our disciplined stock-picking strategy is designed to enable the Fund to take advantage of Europe's growing investment opportunities. We remain committed to our strategy of seeking stocks of companies with strong revenue and sustainable margins. That commitment, backed by in-depth fundamental research, is what makes Oppenheimer Europe Fund an important part of The Right Way to Invest.


----------------------------
Regional Allocation(3)

[pie chart]

Europe         89.7%
Emerging
Europe          7.6
United States/
Canada          2.7
----------------------------



10 Largest Country Holdings(3)
---------------------------------------------------------

France                                               17.0%
---------------------------------------------------------
Germany                                              16.6
---------------------------------------------------------
Great Britain                                        16.1
---------------------------------------------------------
Italy                                                10.7
---------------------------------------------------------
Sweden                                                6.5
---------------------------------------------------------
Switzerland                                           6.4
---------------------------------------------------------
Belgium                                               4.9
---------------------------------------------------------
The Netherlands                                       4.4
---------------------------------------------------------
Greece                                                3.1
---------------------------------------------------------
Norway                                                3.0


Top 10 Stock Holdings(3)
---------------------------------------------------------

EM.TV & Merchandising AG                              2.8%
---------------------------------------------------------
Kinowelt Medien AG                                    2.5
---------------------------------------------------------
Teles AG                                              2.4
---------------------------------------------------------
WM-Data AB, B Shares                                  2.0
---------------------------------------------------------
Shire Pharmaceuticals Group plc, ADR                  2.0
---------------------------------------------------------
Porsche AG, Preference                                1.9
---------------------------------------------------------
GFI Informatique                                      1.7
---------------------------------------------------------
National Bank of Greece SA                            1.7
---------------------------------------------------------
Infogrames Entertainment SA                           1.7
---------------------------------------------------------
Oerlikon-Buehrle Holding AG                           1.6


3. Portfolio is subject to change. Percentages are as of August 31, 1999, and are based on total market value of investments.

8 OPPENHEIMER EUROPE FUND

FUND PERFORMANCE


How has the Fund performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. The reporting period began with the Fund's inception on March 1, 1999, and continued through August 31, 1999. During that period, European markets lagged other markets of the developed world due to weakness in the euro. However, the Fund benefited from its proprietary investment model and fundamental research that helped identify European companies with attractive prospects for growth. The Fund ended the period invested in 17 countries, with the majority of investments concentrated in the UK, France, Germany and Italy. The Fund focused on the technology, financial, communications services, consumer cyclical and consumer staples sectors. Of these sectors, the Fund's performance benefited most strongly from investments in technology and consumer cyclicals. Performance suffered as a result of the Fund's relatively small position in the energy sector, which rallied for much of the period. The Fund's portfolio holdings, allocation and strategies are subject to change.

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each of the class of shares of the Fund from the inception date of March 1, 1999, until August 31, 1999. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
     The Fund's performance is compared to the performance of the Morgan Stanley Capital International All Country (MSCI AC) Europe Index. The MSCI AC Europe Index is an unmanaged index of European stocks representing 21 developed and emerging European countries. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.


9 OPPENHEIMER EUROPE FUND

FUND PERFORMANCE


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Europe Fund (Class A)
and Morgan Stanley Capital International All Country (MSCI AC) Europe Index


[line chart]

          Oppenheimer Europe Fund Class A         MSCI AC Europe Index
3.1.99     9425                                   10000
8.31.99   10160                                   10339

Cumulative Total Return of Class A Shares of the Fund at 8/31/99(1)
Life 1.60%



Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Europe Fund (Class B)
and Morgan Stanley Capital International All Country (MSCI AC) Europe Index


[line chart]

          Oppenheimer Europe Fund Class B         MSCI AC Europe Index
3.1.99    10000                                   10000
8.31.99   10230                                   10339

Cumulative Total Return of Class B Shares of the Fund at 8/31/99(1)
Life 2.30%



1. See page 12 for further details.
Past performance is not predictive of future performance.


10 OPPENHEIMER EUROPE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Europe Fund (Class C)
and Morgan Stanley Capital International All Country (MSCI AC) Europe Index


[line chart]

          Oppenheimer Europe Fund Class C         MSCI AC Europe Index
3.1.99    10000                                   10000
8.31.99   10660                                   10339

Cumulative Total Return of Class C Shares of the Fund at 8/31/99(1)
Life 6.60%



Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Europe Fund (Class Y)
and Morgan Stanley Capital International All Country (MSCI AC) Europe Index


[line chart]

          Oppenheimer Europe Fund Class Y         MSCI AC Europe Index
3.1.99    10000                                   10000
8.31.99   10780                                   10339

Cumulative Total Return of Class Y Shares of the Fund at 8/31/99(1)
Life 7.80%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions, and are not annualized. The performance information in the graph for the MSCI AC Europe Index begins on 2/28/99. Graphs not drawn to same scale.


11 OPPENHEIMER EUROPE FUND

NOTES


In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Investing in foreign securities entails additional expenses and risks including foreign currency fluctuations.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

Class A shares were first publicly offered on 3/1/99. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares were first publicly offered on 3/1/99. Class B returns include the applicable contingent deferred sales charge of 5%. Class B shares are subject to a 0.75% annual asset-based sales charge. The ending account value in the graph is net of the applicable 5% contingent deferred sales charge.

Class C shares were first publicly offered on 3/1/99. Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to a 0.75% annual asset-based sales charge.

Class Y shares were first publicly offered on 3/1/99. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the different performance calculations is in the Fund's prospectus.




12 OPPENHEIMER EUROPE FUND

Financials










13 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS   August 31, 1999


                                                                       Market Value
                                                              Shares     See Note 1
===================================================================================
 Common Stocks--98.1%
-----------------------------------------------------------------------------------
 Basic Materials--3.9%
-----------------------------------------------------------------------------------
 Chemicals--1.0%
 Rhone-Poulenc SA, Sponsored ADR                               1,100       $ 53,419
-----------------------------------------------------------------------------------
 Metals--1.8%
 Ispat International NV                                        4,300         44,613
-----------------------------------------------------------------------------------
 S.K.F. AB, B Shares                                           2,300         52,356
                                                                           --------
                                                                             96,969

-----------------------------------------------------------------------------------
 Paper--1.1%
 Stora Enso Oyj, A Shares                                      4,200         57,226
-----------------------------------------------------------------------------------
 Capital Goods--7.6%
-----------------------------------------------------------------------------------
 Electrical Equipment--1.4%
 Kudelski SA                                                      20         74,783
-----------------------------------------------------------------------------------
 Industrial Services--5.3%
 Adecco SA                                                        20         11,023
-----------------------------------------------------------------------------------
 Autostrade Concessioni e Costruzioni Autostrade SpA           6,000         47,847
-----------------------------------------------------------------------------------
 Oerlikon-Buehrle Holding AG(1)                                  600         87,126
-----------------------------------------------------------------------------------
 Securitas AB, B Shares                                        4,000         57,151
-----------------------------------------------------------------------------------
 Societe Generale d'Enterprise                                 1,600         79,445
                                                                           --------
                                                                            282,592

-----------------------------------------------------------------------------------
 Manufacturing--0.9%
 Metra Oyj, B Shares                                           2,500         44,890
-----------------------------------------------------------------------------------
 Communication Services--10.8%
-----------------------------------------------------------------------------------
 Telecommunications: Long Distance--7.8%
 Altran Technologies SA                                          200         54,565
-----------------------------------------------------------------------------------
 Intracom SA                                                     870         75,431
-----------------------------------------------------------------------------------
 Kinnevik Investments AB Free, Series B                        4,200         76,283
-----------------------------------------------------------------------------------
 Telecom Italia SpA, Sponsored ADR                               800         80,800
-----------------------------------------------------------------------------------
 Teles AG(1)                                                   3,000        126,114
                                                                           --------
                                                                            413,193

-----------------------------------------------------------------------------------
 Telephone Utilities--3.0%
 Ceske Radiokomunikace GDR(1)                                  1,200         43,800
-----------------------------------------------------------------------------------
 Energis plc(1)                                                2,200         56,389
-----------------------------------------------------------------------------------
 Matav RT, Sponsored ADR                                       2,000         60,750
                                                                           --------
                                                                            160,939


14 OPPENHEIMER EUROPE FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Consumer Cyclicals--10.9%
-----------------------------------------------------------------------------------
 Autos & Housing--7.3%
 CIR-Conpagnie Industriali Riunite SpA                        40,000       $ 59,487
-----------------------------------------------------------------------------------
 Countrywide Assured Group plc                                30,000         79,596
-----------------------------------------------------------------------------------
 Groupe SEB SA                                                 1,000         76,101
-----------------------------------------------------------------------------------
 Porsche AG, Preference                                           40         99,285
-----------------------------------------------------------------------------------
 Tarmac plc(1)                                                 9,100         74,042
                                                                           --------
                                                                            388,511

-----------------------------------------------------------------------------------
 Leisure & Entertainment--2.5%
 Kinowelt Medien AG(1)                                         1,600        133,507
-----------------------------------------------------------------------------------
 Retail: Specialty--1.1%
 Karstadt AG                                                     125         58,885
-----------------------------------------------------------------------------------
 Consumer Staples--11.0%
-----------------------------------------------------------------------------------
 Beverages--1.4%
 Remy Cointreau(1)                                             4,000         76,682
-----------------------------------------------------------------------------------
 Broadcasting--3.8%
 Canal Plus                                                      800         55,093
-----------------------------------------------------------------------------------
 EM.TV & Merchandising AG                                      2,500        148,400
                                                                           --------
                                                                            203,493

-----------------------------------------------------------------------------------
 Entertainment--2.6%
 Infogrames Entertainment SA(1)                                1,200         88,089
-----------------------------------------------------------------------------------
 TelePizza SA(1)                                              10,000         52,178
                                                                           --------
                                                                            140,267

-----------------------------------------------------------------------------------
 Food--1.6%
 Diageo plc, Sponsored ADR                                       800         33,150
-----------------------------------------------------------------------------------
 Jeronimo Martins & Filho SA                                   1,800         52,492
                                                                           --------
                                                                             85,642

-----------------------------------------------------------------------------------
 Food & Drug Retailers--1.6%
 Etablissements Economiques du Casino Guichard-Perrachon SA      500         32,743
-----------------------------------------------------------------------------------
 Koninklijke Ahold NV, Sponsored ADR                           1,428         51,051
                                                                           --------
                                                                             83,794

-----------------------------------------------------------------------------------
 Energy--5.5%
-----------------------------------------------------------------------------------
 Oil: Domestic--3.3%
 Enterprise Oil plc                                           10,000         72,360
-----------------------------------------------------------------------------------
 MOL Magyar Olaj-es Gazipari Rt.                               2,200         55,770
-----------------------------------------------------------------------------------
 Norsk Hydro AS                                                1,200         50,005
                                                                           --------
                                                                            178,135


15 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS   Continued



                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Oil: International--2.2%
 British-Borneo Oil & Gas plc                                 15,000       $ 52,823
-----------------------------------------------------------------------------------
 Royal Dutch Petroleum Co., NY Shares                          1,000         61,875
                                                                           --------
                                                                            114,698

-----------------------------------------------------------------------------------
 Financial--17.8%
-----------------------------------------------------------------------------------
 Banks--12.2%
 Banca Intesa SpA                                             10,913         46,106
-----------------------------------------------------------------------------------
 Banca Nazionale del Lavoro (BNL)(1)                          15,000         48,798
-----------------------------------------------------------------------------------
 Banca Popolare di Lodi                                        5,000         58,726
-----------------------------------------------------------------------------------
 Banca Popolare di Novara                                      5,000         47,266
-----------------------------------------------------------------------------------
 Banco Mello SA                                                3,200         29,912
-----------------------------------------------------------------------------------
 Bank Austria AG                                               1,200         63,691
-----------------------------------------------------------------------------------
 Barclays plc                                                  2,900         86,269
-----------------------------------------------------------------------------------
 Credito Italiano SpA                                          7,000         32,310
-----------------------------------------------------------------------------------
 Istituto Mobiliare Italiano                                   3,000         40,274
-----------------------------------------------------------------------------------
 National Bank of Greece SA                                    1,200         88,546
-----------------------------------------------------------------------------------
 Rolo Banca 1473 SpA                                           2,700         53,472
-----------------------------------------------------------------------------------
 UBS AG                                                          200         56,434
                                                                           --------
                                                                            651,804

-----------------------------------------------------------------------------------
 Diversified Financial--1.6%
 Gold-Zack AG                                                    600         85,681
-----------------------------------------------------------------------------------
 Insurance--4.0%
 Allianz AG                                                      170         44,495
-----------------------------------------------------------------------------------
 Milano Assicurazioni                                         19,000         52,980
-----------------------------------------------------------------------------------
 Skandia Forsakrings AB                                        2,700         54,923
-----------------------------------------------------------------------------------
 Zurich Allied AG                                                100         58,678
                                                                           --------
                                                                            211,076

-----------------------------------------------------------------------------------
 Healthcare--10.0%
-----------------------------------------------------------------------------------
 Healthcare/Drugs--6.8%
 Ares-Serono Group, Cl. B                                         35         52,903
-----------------------------------------------------------------------------------
 Ontex(1)                                                        600         62,677
-----------------------------------------------------------------------------------
 QIAGEN NV(1)                                                  1,500         58,541
-----------------------------------------------------------------------------------
 Sanofi-Synthelabo SA(1)                                         800         33,292
-----------------------------------------------------------------------------------
 Shire Pharmaceuticals Group plc, ADR(1)                       4,200        105,000
-----------------------------------------------------------------------------------
 UCB SA                                                        1,200         50,826
                                                                           --------
                                                                            363,239


16 OPPENHEIMER EUROPE FUND


                                                                       Market Value
                                                              Shares     See Note 1
-----------------------------------------------------------------------------------
 Healthcare/Supplies & Services--3.2%
 Fresenius Medical Care AG                                       700      $  50,276
-----------------------------------------------------------------------------------
 Ion Beam Applications(1)                                      1,100         68,549
-----------------------------------------------------------------------------------
 SmithKline Beecham plc                                        4,013         52,301
                                                                           --------
                                                                            171,126

-----------------------------------------------------------------------------------
 Technology--19.6%
-----------------------------------------------------------------------------------
 Computer Services--7.1%
 Cap Gemini SA                                                   400         68,655
-----------------------------------------------------------------------------------
 CMG plc                                                       2,000         59,721
-----------------------------------------------------------------------------------
 GFI Informatique                                              1,200         88,596
-----------------------------------------------------------------------------------
 Unilog SA                                                     1,000         52,283
-----------------------------------------------------------------------------------
 WM-Data AB, B Shares                                          2,900        107,625
                                                                           --------
                                                                            376,880

-----------------------------------------------------------------------------------
 Computer Software--10.2%
 Admiral plc                                                   4,000         47,597
-----------------------------------------------------------------------------------
 Equant NV(1)                                                    900         79,613
-----------------------------------------------------------------------------------
 F.I. Group plc                                                9,000         52,099
-----------------------------------------------------------------------------------
 Getronics NV                                                  1,300         63,643
-----------------------------------------------------------------------------------
 Infomatec Integrated Information Systems AG(1)                2,400         76,809
-----------------------------------------------------------------------------------
 IONA Technologies plc, ADR(1)                                 2,100         26,775
-----------------------------------------------------------------------------------
 Merkantildata ASA                                             5,200         55,000
-----------------------------------------------------------------------------------
 Real Software Group NV                                          700         80,442
-----------------------------------------------------------------------------------
 SER Systeme AG                                                1,500         63,532
                                                                           --------
                                                                            545,510

-----------------------------------------------------------------------------------
 Communications Equipment--1.1%
 Vodafone Group plc                                            3,000         60,493
-----------------------------------------------------------------------------------
 Electronics--1.2%
 Rexel SA                                                        700         65,064
-----------------------------------------------------------------------------------
 Transportation--1.0%
-----------------------------------------------------------------------------------
 Shipping--1.0%
 Kvaerner AS, Series B(1)                                      2,500         55,433
                                                                          ---------
 Total Common Stocks (Cost $5,124,914)                                    5,233,931


17 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS   Continued


                                                                        Face      Market Value
                                                                      Amount        See Note 1
==============================================================================================
 Repurchase Agreements--1.9%

 Repurchase agreement with First Chicago Capital Markets, 5.41%, dated 8/31/99, to be repurchased at $100,015 on 9/1/99,
 collateralized by U.S. Treasury Nts., 4%-6.375%,
 11/30/99-2/28/03, with a value of $99,116, and U.S. Treasury
 Bills, 9/15/99, with a value of $2,961 (Cost $100,000)             $100,000        $  100,000
----------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $5,224,914)                         100.0%        5,333,931
----------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                   0.0            (1,296)
                                                                    --------------------------
 Net Assets                                                            100.0%       $5,332,635
                                                                    ==========================




FOOTNOTES TO STATEMENT OF INVESTMENTS

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

 Geographic Diversification                             Market Value          Percent
--------------------------------------------------------------------------------------
 France                                                    $ 903,640             17.0%
 Germany                                                     886,983             16.6
 Great Britain                                               858,615             16.1
 Italy                                                       568,066             10.7
 Sweden                                                      348,339              6.5
 Switzerland                                                 340,946              6.4
 Belgium                                                     262,494              4.9
 The Netherlands                                             235,110              4.4
 Greece                                                      163,977              3.1
 Norway                                                      160,438              3.0
 United States                                               144,613              2.7
 Hungary                                                     116,520              2.2
 Finland                                                     102,116              1.9
 Portugal                                                     82,405              1.5
 Austria                                                      63,691              1.2
 Spain                                                        52,178              1.0
 Czechoslovakia                                               43,800              0.8
                                                          ----------------------------
 Total                                                    $5,333,931            100.0%
                                                          ============================


1. Non-income-producing security.

See accompanying Notes to Financial Statements.


18 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES     August 31, 1999


===================================================================================
 Assets

 Investments, at value (cost $5,224,914)--see accompanying statement     $5,333,931
-----------------------------------------------------------------------------------
 Cash                                                                        53,085
-----------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                            56,806
 Shares of beneficial interest sold                                           9,897
 Interest and dividends                                                       4,695
 Other                                                                          557
                                                                         ----------
 Total assets                                                             5,458,971

===================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                      117,298
 Shareholder reports                                                          3,520
 Distribution and service plan fees                                           1,143
 Transfer and shareholder servicing agent fees                                  832
 Shares of beneficial interest redeemed                                         375
 Other                                                                        3,168
                                                                         ----------
 Total liabilities                                                          126,336

===================================================================================
 Net Assets                                                              $5,332,635
                                                                         ==========

===================================================================================
 Composition of Net Assets

 Paid-in capital                                                         $5,026,511
-----------------------------------------------------------------------------------
 Accumulated net investment income                                            8,674
-----------------------------------------------------------------------------------
 Accumulated net realized gain on investments and
 foreign currency transactions                                              188,990
-----------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation
 of assets and liabilities denominated in foreign currencies                108,460
                                                                         ----------
 Net assets                                                              $5,332,635
                                                                         ==========



19 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES     Continued


==============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $4,346,966 and 403,265 shares of beneficial interest outstanding)                      $10.78
 Maximum offering price per share (net asset value plus sales charge of 5.75% of
 offering price)                                                                        $11.44
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $851,437 and
 79,379 shares of beneficial interest outstanding)                                      $10.73
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $133,154 and
 12,379 shares of beneficial interest outstanding)                                      $10.76
----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $1,078 and 100 shares of beneficial interest outstanding)                $10.78


See accompanying Notes to Financial Statements.


20 OPPENHEIMER EUROPE FUND

STATEMENT OF OPERATIONS


 For the Period from March 1, 1999 (Commencement of Operations) to August 31, 1999
====================================================================================
 Investment Income

 Dividends (net of foreign withholding taxes of $2,231)                    $ 32,849
------------------------------------------------------------------------------------
 Interest                                                                     7,622
                                                                           ---------
 Total income                                                                40,471

====================================================================================
 Expenses

 Management fees--Note 4                                                     15,927
------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                  4,723
------------------------------------------------------------------------------------
 Distribution and service plan fees--Note 4:
 Class A                                                                      1,730
 Class B                                                                      2,026
 Class C                                                                        257
------------------------------------------------------------------------------------
 Shareholder reports                                                          4,031
------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees--Note 4                        3,200
------------------------------------------------------------------------------------
 Custodian fees and expenses                                                  1,137
------------------------------------------------------------------------------------
 Registration and filing fees                                                   890
------------------------------------------------------------------------------------
 Other                                                                          241
                                                                           ---------
 Total expenses                                                              34,162
 Less expenses paid indirectly--Note 1                                       (1,121)
                                                                           ---------
 Net expenses                                                                33,041

====================================================================================
 Net Investment Income                                                        7,430

====================================================================================
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments                                                                238,385
 Foreign currency transactions                                              (49,395)
                                                                           ---------
 Net realized gain                                                          188,990

------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                112,275
 Translation of assets and liabilities denominated in foreign currencies     (3,815)
                                                                           ---------
 Net change                                                                 108,460
                                                                           ---------
 Net realized and unrealized gain                                           297,450

====================================================================================
 Net Increase in Net Assets Resulting from Operations                      $304,880
                                                                           =========


See accompanying Notes to Financial Statements.


21 OPPENHEIMER EUROPE FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                       Period Ended
                                                                         August 31,
                                                                              1999(1)
===================================================================================
 Operations

 Net investment income                                                   $    7,430
-----------------------------------------------------------------------------------
 Net realized gain                                                          188,990
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                      108,460
                                                                         ----------
 Net increase in net assets resulting from operations                       304,880

===================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions--Note 2:
 Class A                                                                  4,078,125
 Class B                                                                    819,920
 Class C                                                                    128,710
 Class Y                                                                      1,000

===================================================================================
 Net Assets

 Total increase                                                           5,332,635
-----------------------------------------------------------------------------------
 Beginning of period                                                             --
                                                                         ----------
 End of period (including accumulated net investment income of
 $8,674 for the period ended August 31, 1999)                            $5,332,635
                                                                         ==========

1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.



See accompanying Notes to Financial Statements.


22 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS


                                         Class A      Class B        Class C        Class Y
                                          Period       Period         Period         Period
                                           Ended        Ended          Ended          Ended
                                      August 31,   August 31,     August 31,     August 31,
                                            1999(1)      1999(1)        1999(1)        1999(1)
===========================================================================================
 Per Share Operating Data

 Net asset value, beginning of period     $10.00       $10.00         $10.00         $10.00
-------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                .02         (.03)          (.02)           .04
 Net realized and unrealized gain            .76          .76            .78            .74
                                          -------------------------------------------------
 Total income from
 investment operations                       .78          .73            .76            .78
-------------------------------------------------------------------------------------------
 Net asset value, end of period           $10.78       $10.73         $10.76         $10.78
                                          =================================================

===========================================================================================
 Total Return, at Net Asset Value(2)        7.80%        7.30%          7.60%          7.80%

===========================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands) $4,347         $851           $133             $1
-------------------------------------------------------------------------------------------
 Average net assets (in thousands)        $3,473         $401           $ 52             $1
-------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)               0.54%       (0.87)%        (0.82)%         0.65%
 Expenses                                   1.61%        2.60%          2.57%          1.52%
-------------------------------------------------------------------------------------------
 Portfolio turnover rate(4)                   83%          83%            83%            83%



1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.
2. Assumes a $1,000 hypothetical initial investment on the business day before commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999, were $8,270,988 and $3,335,149, respectively.


See accompanying Notes to Financial Statements.


23 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
1. Significant Accounting Policies

Oppenheimer Europe Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market-type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


24 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book-Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


25 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
1. Significant Accounting Policies Continued

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended August 31, 1999, amounts have been reclassified to reflect a decrease in paid-in capital of $1,244. Accumulated net investment income was increased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Foreign dividend income is often recorded on the payable date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


26 OPPENHEIMER EUROPE FUND

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

                      Period Ended August 31, 1999(1)
                             Shares         Amount
---------------------------------------------------
 Class A
 Sold                       481,772     $4,876,962
 Redeemed                   (78,507)      (798,837)
                            -----------------------
 Net increase               403,265     $4,078,125
                            =======================

---------------------------------------------------
 Class B
 Sold                        81,470     $  842,190
 Redeemed                    (2,091)       (22,270)
                            -----------------------
 Net increase                79,379     $  819,920
                            =======================

---------------------------------------------------
 Class C
 Sold                        18,532     $  190,808
 Redeemed                    (6,153)       (62,098)
                            -----------------------
 Net increase                12,379     $  128,710
                            =======================

---------------------------------------------------
 Class Y
 Sold                           100     $    1,000
                            -----------------------
 Net increase                   100     $    1,000
                            =======================



1. For the period from March 1, 1999 (commencement of operations) to August 31, 1999.

================================================================================
3. Unrealized Gains and Losses on Securities

As of August 31, 1999, net unrealized appreciation on securities of $109,017 was composed of gross appreciation of $357,604, and gross depreciation of $248,587.


27 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
4. Management Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets in excess of $2 billion. The Fund's annualized management fee for the period ended August 31, 1999, was 0.80% of average net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                        Aggregate         Class A    Commissions    Commissions     Commissions
                        Front-End       Front-End     on Class A     on Class B      on Class C
                    Sales Charges   Sales Charges         Shares         Shares          Shares
                       on Class A     Retained by    Advanced by    Advanced by     Advanced by
 Period Ended              Shares     Distributor    Distributor(1) Distributor(1)  Distributor(1)
-----------------------------------------------------------------------------------------------
 August 31, 1999          $11,508          $3,737            $--        $17,004             $--

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.


                                Class A                     Class B                     Class C
                    Contingent Deferred         Contingent Deferred         Contingent Deferred
                          Sales Charges               Sales Charges               Sales Charges
 Period Ended   Retained by Distributor     Retained by Distributor     Retained by Distributor
-----------------------------------------------------------------------------------------------
 August 31, 1999                    $--                         $--                         $--


The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.



28 OPPENHEIMER EUROPE FUND

--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the period ended August 31, 1999, payments under the Class A Plan totaled $1,730, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans allow the Distributor to be reimbursed for its services and costs in distributing Class B and Class C and servicing accounts.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the period ended August 31, 1999, were as follows:


                                                           Distributor's     Distributor's
                                                               Aggregate      Unreimbursed
                                                            Unreimbursed     Expenses as %
                         Total Payments    Amount Retained      Expenses     of Net Assets
                             Under Plan     by Distributor    Under Plan          of Class
-------------------------------------------------------------------------------------------
 Class B Plan                    $2,026             $1,004       $15,134              1.78%
 Class C Plan                        --                 --            --              0.00


29 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS   Continued


================================================================================
5. Foreign Currency Contracts

A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
     The Fund had no borrowings outstanding during the period ended August 31, 1999.



30 OPPENHEIMER EUROPE FUND

INDEPENDENT AUDITORS' REPORT


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Europe Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Europe Fund as of August 31, 1999, and the related statement of operations and statement of changes in net assets and the financial highlights for the period from March 1, 1999 (commencement of operations), to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Europe Fund as of August 31, 1999, and the results of its operations, the changes in net assets and the financial highlights for the period from March 1, 1999 (commencement of operations), to August 31, 1999, in conformity with generally accepted accounting principles.



KPMG LLP


Denver, Colorado
September 22, 1999




31 OPPENHEIMER EUROPE FUND

FEDERAL INCOME TAX INFORMATION     Unaudited



================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.




32 OPPENHEIMER EUROPE FUND

OPPENHEIMER EUROPE FUND


================================================================================
 Officers and Trustees   Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Shanquan Li, Vice President
                         William L. Wilby, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
================================================================================
 Investment Advisor      OppenheimerFunds, Inc.
================================================================================
 Distributor             OppenheimerFunds Distributor, Inc.
================================================================================
 Transfer and            OppenheimerFunds Services
 Shareholder
 Servicing Agent
================================================================================
 Custodian of            The Bank of New York
 Portfolio Securities
================================================================================
 Independent Auditors    KPMG LLP
================================================================================
 Legal Counsel           Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer Europe Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Europe Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



33 OPPENHEIMER EUROPE FUND

OPPENHEIMERFUNDS FAMILY


===========================================================================================
 Global Equity
                         Developing Markets Fund       Global Fund
                         International Small Company   Quest Global Value Fund
                          Fund                         Global Growth & Income Fund
                         Europe Fund
                         International Growth Fund

===========================================================================================
 Equity
                         Stock                         Stock & Bond
                         Enterprise Fund(1)            Main Street(R) Growth & Income Fund
                         Discovery Fund                Quest Opportunity Value Fund
                         Main Street(R) Small Cap Fund Total Return Fund
                         Quest Small Cap Value Fund    Quest Balanced Value Fund
                         MidCap Fund                   Capital Income Fund(2)
                         Capital Appreciation Fund     Multiple Strategies Fund
                         Growth Fund                   Disciplined Allocation Fund
                         Disciplined Value Fund        Convertible Securities Fund
                         Quest Value Fund
                                                       Specialty
                                                       Real Asset Fund
                                                       Gold & Special Minerals Fund

===========================================================================================
 Fixed Income
                         Taxable                       Municipal
                         International Bond Fund       California Municipal Fund(3)
                         World Bond Fund               Florida Municipal Fund(3)
                         High Yield Fund               New Jersey Municipal Fund(3)
                         Champion Income Fund          New York Municipal Fund(3)
                         Strategic Income Fund         Pennsylvania Municipal Fund(3)
                         Bond Fund                     Municipal Bond Fund
                         U.S. Government Trust         Insured Municipal Fund
                         Limited-Term Government Fund  Intermediate Municipal Fund

                                                       Rochester Division
                                                       Rochester Fund Municipals
                                                       Limited Term New York Municipal Fund

===========================================================================================
 Money Market(4)
                         Money Market Fund             Cash Reserves



1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income Fund."
3. Available to investors only in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


34 OPPENHEIMER EUROPE FUND

INFORMATION AND SERVICES



As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.


Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
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Telecommunications Device for the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
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OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270



                                        [logo] OppenheimerFunds(R)
RA0261.001.0899 October 29, 1999               Distributor, Inc.